UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 12, 2010

Commission File Number 000-03718

PARK CITY GROUP, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	37-1454128
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3160 Pinebrook Road; Park City, Utah 84098
(Address of principal executive offices)

(435) 645-2000
(Registrant's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 11, 2010, Park City Group, Inc. issued a press release announcing its operating results for the quarter ended December 31, 2009, and including certain other remarks relating to projected operations.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 12, 2010	PARK CITY GROUP, INC.

By: /s/ John Merrill Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release announcing the Corporation’s operating results for the quarter ended December 31, 2009.